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                            SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 14, 2002
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                    1-8514                 95-3822631
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)         Identification No.)


                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)



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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           99.1 Sworn statement of the Company's Principal Executive Officer pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934.

           99.2 Sworn statement of the Company's Principal Financial Officer pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934.


ITEM 9:  REGULATION FD DISCLOSURE

On August 14, 2002, the Company's Principal Executive Officer and Principal Financial Officer submitted sworn statements to the Securities and Exchange Commission (the "Commission") in compliance with the Commission's order of June 27, 2002, requiring the submission of sworn statements pursuant to Section 21
(a) (1) of the Securities Exchange Act of 1934. The sworn statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in this report by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SMITH INTERNATIONAL, INC.


                                     /s/ NEAL S. SUTTON

                                     By: Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary

Date: August 14, 2002


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                                  EXHIBIT INDEX


    EXHIBIT NO.                   DESCRIPTION
    -----------                   -----------

      99.1 Sworn statement of the Company's Principal Executive Officer pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934.

      99.2 Sworn statement of the Company's Principal Financial Officer pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934.